GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Emerging Markets Equity Funds

Class A, Class C and Institutional Shares of

Goldman Sachs Concentrated Emerging Markets Equity Fund

Supplement dated March 12, 2009 to the
Prospectuses dated February 27, 2009

On March 12, 2009, the Board of Trustees of the Goldman Sachs Trust (the “Trust”) approved a proposal to liquidate a series of the Trust, the Goldman Sachs Concentrated Emerging Markets Equity Fund (the “Fund”). After careful consideration of a number of factors, the Board concluded that it is in the best interest of the Fund’s shareholders to liquidate the Fund. The Fund will be liquidated pursuant to a Board-approved Plan of Liquidation on or about April 29, 2009 (the “Liquidation Date”). This date may be changed without notice at the discretion of the Trust’s officers.

Suspension of Sales.  Shares of the Fund will no longer be available for purchase as of March 13, 2009.

Liquidation of Assets.  After suspension of sales, the Fund may depart from its stated investment objective and policies as it prepares to distribute its assets to investors. In connection with the liquidation, all shares of the Fund outstanding on the Liquidation Date will be automatically redeemed by the Fund. Each shareholder of record on the Liquidation Date will receive proceeds of such automatic redemptions equal to the shareholder’s proportionate interest in the Fund’s net assets plus accrued and unpaid earnings of the Fund at the time of liquidation.

Other Alternatives.  At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof in cash or in kind, as provided in the Fund’s registration statement. Shareholders may also exchange their shares for shares of the same class of another Goldman Sachs Fund at net asset value without imposition of an initial sales charge or a contingent deferred sales charge. Redemptions of shares by current shareholders between March 13, 2009 and the Liquidation Date will not be subject to any applicable redemption fees or contingent deferred sales charges.

This Supplement should be retained with your Prospectus for future reference.

CEMELQSTK 03-09 00066478